NOTE 2- Significant accounting policies: r. Liability for Agricultural Research Organization (Policies)	12 Months Ended
Dec. 31, 2024
Policies
r. Liability for Agricultural Research Organization:

r.Liability for Agricultural Research Organization:

Grants received from the Agricultural Research Organization - Volcany Center (henceforth "ARO") as support for research and development projects include an obligation to pay back royalties conditional on future sales arising from the project. Grants received from ARO, are accounted for as forgivable loans, in accordance with IAS 20 (Revised), pursuant to the provisions of IFRS 9. Accordingly, when the liability for the loan is first recognized, it is measured at fair value using a discount rate that reflects a market rate of interest. The difference between the amount of the grants received and the fair value of the liability is accounted for upon recognition of the liability as a grant and recognized in profit or loss as a reduction of general and administrative expenses. After initial recognition, the liability is measured at amortized cost using the effective interest method.

Changes in the projected cash flow are discounted using the original effective interest and recorded in profit or loss in accordance with the provisions of IFRS 9.

At the end of each reporting period, the Company evaluates, based on its best estimate of future sales, whether there is reasonable assurance that the liability recognized, in whole or in part, will not be repaid. If there is such reasonable assurance, the appropriate amount of the liability is derecognized and recorded in profit or loss as an adjustment of general and administrative expenses. If the estimate of future sales indicates that there is no such reasonable assurance, the appropriate amount of the liability that reflects expected future royalty payments is recognized with a corresponding adjustment to general and administrative expenses.